Exhibit 1.1

ARKO PETROLEUM CORP.

(Delaware Corporation)

[ ⚫ ] Shares of Class A Common Stock

($0.0001 par value per Share)

FORM OF

UNDERWRITING AGREEMENT

[ ⚫ ], 2026

FORM OF

UNDERWRITING AGREEMENT

[ ⚫ ], 2026

UBS Securities LLC

Raymond James & Associates, Inc.

 as the Representatives of the Underwriters

c/o UBS Securities LLC

11 Madison Avenue

New York, New York 10010

c/o Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Ladies and Gentlemen:

ARKO Petroleum Corp., a Delaware corporation (the “Company”), confirms its agreement with UBS Securities LLC (“UBS”), Raymond James & Associates, Inc. (“Raymond James”) and each of the other underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 8 hereof), for whom UBS and Raymond James are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the offer and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) set forth in Schedule A hereto (the “Firm Shares”), and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of an additional [ ⚫ ] shares of Class A Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter called, collectively, the “Shares.”

The Company and the Underwriters agree that up to [ ⚫ ] shares of the Firm Shares, or 5% of the Firm Shares to be purchased by the Underwriters (the “Reserved Shares”) shall be reserved for sale by Raymond James to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Shares by the Underwriters, subject to the terms of this underwriting agreement (this “Agreement”), the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. The Company solely determined, without any direct or indirect participation by the Underwriters or Raymond James, the Invitees who will purchase Reserved Shares (including the amount to be purchased by such persons) sold by Raymond James. To the extent that such Reserved Shares are not orally confirmed for purchase by Invitees by 11:59 P.M. (New York City time) on the date of this Agreement, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-292265), including the related preliminary prospectus or prospectuses contained therein, covering the registration of the sale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and Rule 424(b) (“Rule 424(b)”) of the Securities Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time the Commission declared such registration statement effective under the Securities Act (the “Effective Time”) but that is deemed to be part of such registration statement at the Effective Time pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the Effective Time, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used with respect to the offering of the Shares prior Effective Time, and each such prospectus that omitted the Rule 430A Information that was used after the Effective Time and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Shares is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means [ ⚫ ] p.m., New York City time, on [ ⚫ ], 2026.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the pricing information set forth on Schedule B-2 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations (“Rule 405”)) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule B-1 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Securities Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

“business day” means a day on which the Nasdaq Stock Market LLC (the “Nasdaq”) is open for trading.

“subsidiary” means each direct and indirect subsidiary of the Company after giving effect to the consummation of the Transactions (as defined below), including the contribution by ARKO Parent (as defined below) to the Company of the Contributed Businesses (as defined below) (collectively, “subsidiaries”).

The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company has prepared and filed, or will file, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. [ ⚫ ]) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Class A Common Stock.

Prior to the Time of Delivery (as defined below), the Company, ARKO Corp., a Delaware corporation and indirect parent of the Company (“ARKO Parent”), and certain of ARKO Parent’s existing and newly formed subsidiaries (including GPM RE LP, a Delaware limited partnership (“GPM RE”), GPM Empire, LLC, a Delaware limited liability company (“GPME”), GPM Petroleum LP, a Delaware limited partnership (“GPMP”), and GPM Petroleum GP, LLC, a Delaware limited liability company (“GPMP GP”), which collectively make up ARKO Parent’s existing wholesale business, fleet fueling business and GPMP business), will complete a series of transactions described in the Registration Statement, General Disclosure Package and Prospectus under the caption “Summary—The Transactions” pursuant to which:

(a)	ARKO Parent will transfer certain real estate and equipment assets to the Contributed Businesses, along with assigning, leasing or subleasing the leasehold interest in certain properties;

(b)

ARKO Parent will contribute, or cause to be contributed all of the issued and outstanding equity interests in each of GPM RE, GPMP, GPMP GP and GPME (together, with their respective subsidiaries, the “Contributed Businesses”) to the Company pursuant to certain contribution or similar agreements (the “Contribution Agreements”);

(c)

the Company’s certificate of incorporation will be amended and restated to provide for the Class A Common Stock and class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock,” and together with Class A Common Stock, the “Common Stock”), with the holders of Class A Common Stock entitled to one vote per share and the holders of Class B Common Stock entitled to five votes per share, in each case on all matters submitted to a vote of the Company’s stockholders, and provide that shares of Class B Common Stock may be owned only by ARKO Parent and its affiliates at which time the interest in the Company’s common equity held by a wholly-owned subsidiary of ARKO Parent will be converted into shares of Class B Common Stock; and

(d)

The Company will enter into various agreements and arrangements with ARKO Parent or its subsidiaries, including a Management Services Agreement, an Omnibus Agreement, an Employee and Intercompany Matters Agreement, a Fuel Distribution Agreement, a Tax Matters Agreement, a Registration Rights Agreement and certain real estate arrangements, listed on Schedule C and as described in the Registration Statement, the General Disclosure Package and the Prospectus.

The transactions described above in clauses (a) through (d) are collectively referred to as the “Transactions,” and all agreements, instruments, certificates, and other documents executed and delivered in connection with the consummation of the Transactions, including those listed on Schedule C, are collectively referred to as the “Transaction Documents.”

The Company hereby confirms the engagement of UBS as a “qualified independent underwriter” within the meaning of Rule 5121 of FINRA (“FINRA Rule 5121”). UBS in its capacity as a “qualified independent underwriter” agrees with the Company to (i) undertake the legal responsibilities and liabilities of an underwriter under the Securities Act, specifically including those inherent in Section 11 of the Securities Act, and (ii) participate in the preparation of the Registration Statement and the Prospectus and exercise the usual standards of “due diligence” in respect thereto. No compensation will be paid to UBS for its services as a “qualified independent underwriter.”

The Company and the Underwriters agree as follows:

1. Sale and Purchase.

(a) Upon the basis of the representations and warranties herein and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, in each case at a purchase price of $[ ⚫ ] per Share, the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon as the Representatives deem advisable after this Agreement has been executed and delivered, and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. Subject to applicable law, the several Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

(b) In addition, upon the basis of the representations and warranties herein and subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase (the “Over-Allotment Option”), and the several Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Shares, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Additional Shares. The Over-Allotment Option hereby granted may be exercised for 30 days after the date of the Prospectus and may be exercised in whole or in part at any time from time to time upon written notice by the Representatives to the Company setting forth the number of Additional Shares as to which the several Underwriters are then exercising the Over-Allotment Option and the date and time of payment and delivery for such Additional Shares (any such date and time, if not the Time of Delivery (as defined below), being herein referred to as an “Additional Time of Delivery”); provided, however, that no Additional Time of Delivery shall be earlier than the “Time of Delivery” (as defined below) nor earlier than the business day after the date on which the Over-Allotment Option shall have been exercised nor later than the seventh business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.

2. Payment and Delivery.

(a) Payment of the purchase price for the Firm Shares shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery of the certificates (or evidence of book entry) for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made on [ ⚫ ], 2026 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is herein called the “Time of Delivery.” Electronic transfer of the Firm Shares shall be made to you at the Time of Delivery in such names and in such denominations as you shall specify in writing.

(b) Payment of the purchase price for the Additional Shares (if not made at the Time of Delivery) shall be made at the Additional Time of Delivery in the same manner and at the same time of day as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the Additional Time of Delivery in such names and in such denominations as you shall specify in writing.

(c) Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Latham & Watkins LLP at 1271 6th Ave, New York, NY 10020-1401 (or by electronic delivery of such documents), at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Time of Delivery and any Additional Time of Delivery, and agrees with each Underwriter, as follows:

(a) The Registration Statement has become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act, will be filed with the Commission and become effective under the Securities Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, the Applicable Time, the Time of Delivery and any Additional Time of Delivery complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, and, in each case, at the Applicable Time, the Time of Delivery and any Additional Time of Delivery complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b) The Exchange Act Registration Statement has become, or will become prior to the commencement of trading in the Shares, effective as provided in Section 12 of the Exchange Act.

(c) Neither the Registration Statement nor any amendment thereto, at its effective time, on the date hereof, at the Time of Delivery or at any Additional Time of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, at the Time of Delivery or at any Additional Time of Delivery, none of (A) the General Disclosure Package, (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package and (C) and individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Time of Delivery or at any Additional Time of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting (Conflicts of Interest)–Commissions and Discounts,” the information in the second, third and fourth paragraphs under the heading “Underwriting (Conflicts of Interest)–Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting (Conflicts of Interest)–Electronic Distribution” in each case contained in the Prospectus (collectively, the “Underwriter Information”).

(d) No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Shares.

(e) The Company (A) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representatives with entities that the Company reasonably believed were at such time qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that were at such time accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act and (B) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule B-3 hereto.

(f) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the preliminary prospectus and the Issuer Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Issuer Free Writing Prospectus except in compliance with Rules 164 and 433 under the Securities Act; assuming that such Issuer Free Writing Prospectus is accompanied or preceded by the most recent preliminary prospectus that contains a price range or the Prospectus, as the case may be, and that such Issuer Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Issuer Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Issuer Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the preliminary prospectus dated February 3, 2026 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act.

(g) Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, management, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries considered as one enterprise or that would prevent the consummation of the transactions contemplated hereby (including the consummation of the Transactions) or prevent the shares of Class A Common Stock from being accepted for listing, or result in the delisting of the shares of Class A Common Stock, on Nasdaq (the occurrence of any such effect, change, prevention or any such result described in this clauses (i) being herein referred to as a “Material Adverse Effect”), (ii) there have been no transactions (including the incurrence of any material liability or obligation, direct or contingent (including any off-balance sheet obligations)), entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (iii) there have been no material changes in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries, and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for regular quarterly dividends publicly announced by the Company or dividends paid to the Company or other subsidiaries, and except for regular monthly dividends paid by GPMP, by any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to enter into and perform its obligations under this Agreement, to issue, sell and deliver the Shares and to consummate the all the transactions contemplated herein and therein (including the consummation of the Transactions); the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(i) At the Time of Delivery and any Additional Time of Delivery, after giving effect to the Transactions, the Company will not have any “significant subsidiaries” (as defined in Rule 405 under the Securities Act) other than the entities listed on Schedule D hereto, (each a, “Significant Subsidiary” and collectively, the “Significant Subsidiaries”). At the Time of Delivery and any Additional Time of Delivery, after giving effect to the Transactions, the Company will own, directly or indirectly, all of the issued and outstanding capital stock of each of the Significant Subsidiaries; except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, other than the capital stock of the Significant Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and each Significant Subsidiary and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the Time of Delivery or, if later, any Additional Time of Delivery. The only Significant Subsidiaries of the Company are the subsidiaries listed on Schedule D hereto.

(j) Each Significant Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has the requisite corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; each Significant Subsidiary is duly qualified to do business as a foreign corporation or other applicable entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding capital stock of or other interests in each of the Significant Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable, has been issued in compliance with all applicable securities laws, was not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, at the Time of Delivery and any Additional Time of Delivery will be owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Significant Subsidiaries are outstanding.

(k) (i) The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof as set forth in the sections of the Registration Statement, the General Disclosure Package and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Issuer Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), if any, the General Disclosure Package and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), the General Disclosure Package and the Prospectus); (ii) all of the issued and outstanding shares of capital stock, including the Common Stock of the Company, have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable federal and state securities laws; (iii) none of the outstanding shares of Common Stock were issued in violation of any preemptive rights, resale right, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company; (iv) there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in all material respects in the Registration Statement, the General Disclosure Package and the Prospectus; (v) the description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the General Disclosure Package and the Prospectus accurately and fairly presents in all material respects the information required by the Securities Act Regulations to be shown with respect to such plans, arrangements, options and rights; (vi) after giving effect to the Transactions, ARKO Parent will, indirectly through a wholly-owned subsidiary, own all of the outstanding shares of the Company’s Class B Common Stock; and (vii) as of the Time of Delivery and any Additional Time of Delivery, the Shares will be duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq.

(l) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free and clear of any pledge, lien, encumbrance, security interest or other claim of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Delaware General Corporation Law or the Company’s charter or bylaws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or otherwise.

(m) [Reserved].

(n) This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(o) The Company has full right, power and authority to execute and deliver each of the Transaction Documents and the Contribution Agreements to which it is (or will be as of the Time of Delivery) a party and to perform its obligations thereunder, and necessary corporate action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

(p) Each of the Transactions, the Contribution Agreements and the Transaction Documents have been duly authorized by each of the Company and each Transaction Document and Contribution Agreement when executed and delivered by the Company will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(q) Each of the Transactions and each of the Transaction Documents conforms in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(r) Except as described in the Registration Statement (excluding the exhibits thereto), the General Disclosure Package and the Prospectus, (i) there are no persons with registration or other similar rights, contractual or otherwise, to cause the Company to register under the Securities Act any equity or debt securities, including any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company or to include any such shares or interests in the Registration Statement or the offering contemplated hereby and thereby, (ii) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (iii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iv) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares.

(s) Neither the Company nor any of its subsidiaries is in breach or violation of or in default under (A) its charter, bylaws or similar organizational document, or (B) any contract, indenture, mortgage, deed of trust, bank loan or credit agreement, note, guarantee or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which ARKO Parent, the Company or any of their respective subsidiaries is a party or by which they or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law (including common law), regulation, statute, rule or other legally binding requirements, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq), or (E) any decree, judgment, order or other decision applicable to it or any of its properties, except where such breach, violation or default, in each case of the immediately preceding clauses (B) through (E), would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(t) The execution, delivery and performance of this Agreement and each of the Transaction Documents, and the consummation of the transactions contemplated therein and in the Registration Statement, the General Disclosure Package and the Prospectus, including the issuance and sale of the Shares, the use of the proceeds from the sale of the Shares as described therein under the caption “Use of Proceeds” and the consummation of the Transactions, will not conflict with, result in any breach or violation of or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any of its subsidiaries pursuant to, (A) the charter or bylaws of the Company or any of its subsidiaries, or (B) any contract, indenture, mortgage, deed of trust, bank loan or credit agreement, note, guarantee or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which ARKO Parent, the Company or any of their respective subsidiaries is a party or by which any of they or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq), or (E) any decree, judgment or order applicable to the Company or any of its subsidiaries or any of its properties. As used herein, a “Repayment Event” means any event or condition which gives the holder of any loan, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by ARKO Parent, the Company or any of their respective subsidiaries.

(u) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq), or approval of the stockholders of the Company, is necessary or required in connection with the consummation by the Company of this Agreement, each of the Transaction Documents and the transactions contemplated herein and therein, including the Transactions and the issuance and sale of the Shares other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Securities Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) under the Rules of FINRA; (iv) any listing applications and related consents or any notices required by the Nasdaq in the ordinary course of the offering of the Shares, (v) filings with the Commission pursuant to Rule 424(b) under the Securities Act or (vi) filings with the Commission by the Company or by ARKO Parent on Form 8-K with respect to this Agreement.

(v) Each of the Company and its subsidiaries has all necessary licenses, permits, authorizations, consents, approvals and other authorizations issued by the appropriate federal, state, local or foreign governmental or regulatory authorities (collectively, “Governmental Licenses”) and has made all necessary filings required under any applicable law, regulation, rule or other legal requirement, and has obtained all necessary licenses, authorizations, consents, approvals and other authorizations from other persons, in order to conduct their respective businesses; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any Governmental Licenses or any federal, state, local or foreign law, regulation, rule or other legal requirement or any decree, order, judgment or other decision applicable to the Company or any of its subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(w) There are no legal or governmental actions, suits, claims, inquiry, investigations or other proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the subsidiaries or any of their respective directors or officers or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq), except any such action, suit, claim, inquiry, investigation or proceeding which, if resolved adversely, would not, individually or in the aggregate, have a Material Adverse Effect, or which might materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated by this Agreement and the Transactions or the performance by the Company of its obligations hereunder and thereunder. The aggregate of all pending such legal or governmental actions, suits, claims, inquiry, investigations or other proceedings against or affecting the Company, to which the Company or any of the subsidiaries is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(x) There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(y) Grant Thornton LLP, who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Company as required by the Securities Act, the Securities Act Regulations and the Public Company Accounting Oversight Board.

(z) The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related notes present fairly in all material respects the financial position, as applicable of (i) the Company and its consolidated subsidiaries as of the dates indicated and the statements of operations, statements of changes in net investment and statements of cash flows of the Contributed Businesses and the allocation of certain ARKO Parent operating and corporate expenses relating to the Contributed Businesses based on the historical financial statements and accounting records of ARKO Parent for the periods specified and (ii) the Company; said financial statements have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with accounting principles generally accepted in the U.S. (“GAAP”) applied on a consistent basis during the periods presented. The summary condensed combined financial and other data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements included therein. Subject to the assumptions, limitations, qualifications and other considerations set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the estimates contained in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Cash Dividend Policy” reflect, as of the date of the General Disclosure Package, the Company’s best estimates and judgment with respect to the results of operations of the Contributed Businesses for the year ending December 31, 2026, and such estimates have been prepared using reasonable assumptions. Such estimates present fairly and accurately in all material respects the Company’s expectation of its discretionary cash flow for the year ending December 31, 2026. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus pursuant to Securities Act or the Securities Act Regulations. The Company and its consolidated subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable.

(aa) Except as disclosed in the Registration Statement (excluding the exhibits thereto), the General Disclosure Package and the Prospectus, each stock option granted under any stock option plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of the Common Stock on the grant date of such option, which is determined under the Company’s stock option plans to be the closing sales price for the Company’s stock on the last market trading day prior to the grant date, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the board of directors (or a duly authorized committee thereof or an officer of the Company duly authorized by the board of directors or authorized committee thereof to make such grants) of the Company and (iii) has been properly accounted for in the Company’s combined financial statements in accordance with GAAP and disclosed in the Company’s filings with the Commission.

(bb) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) and each security holder (and each “group,” within the meaning of Rule 13d-5(b)(1) under the Exchange Act, of security holders) of the Company holding in the aggregate at least 5% of the outstanding shares of Common Stock (treating, for purposes of this Section 3(bb), each holder of any shares of Common Stock or any other securities of the Company that are substantially similar to the Common Stock or any securities convertible into or exchangeable or exercisable for, or any stock option or warrants or other rights to purchase shares of Common Stock or any such security as a holder of the shares of Common Stock underlying such security, stock option, warrant or right (but not treating any such underlying shares as “outstanding” for purposes of determining whether the shares attributable to such security holder or group constitute at least 5% of the outstanding shares of Common Stock)).

(cc) Neither the Company nor any Significant Subsidiary is and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, neither of them will be, required to be registered as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(dd) The Company and each of its subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (B) do not, singly or in the aggregate, adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the General Disclosure Package or the Prospectus, are in full force and effect, and neither the Company nor any such subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which, singly or in the aggregate, if the subject of an unfavorable determination would reasonably be expected to result in a Material Adverse Effect.

(ee) The Company and its subsidiaries own or possess the valid right to use all (i) patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, and trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and its subsidiaries have not received any opinion from their legal counsel concluding that any activities of their respective businesses infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to their knowledge still pending, by any other person to the rights of the Company and its subsidiaries with respect to any material Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries. To the knowledge of the Company, the Company and its subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the Registration Statement, the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with its terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any intellectual property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any intellectual property license. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement and each of the Transactions will not result in the material loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted.

(ff) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened or imminent against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened or imminent, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened or imminent against the Company or any of its subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of its subsidiaries, (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company or any of its subsidiaries, and (iv) the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiary’s principal suppliers, manufacturers, customers or contractors. For purposes of this representation (ff), such representations will also relate to ARKO Parent and its employees to the extent such employees provide services to the Company pursuant to the Management Services Agreement included on Schedule C hereto.

(gg) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) no Plan is subject to Section 412 of the Code or Section 302 or Title IV of ERISA; (iv) none of the Company or any member of the “Controlled Group” has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA; (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA, other than those events as to which notice is waived) has occurred or is reasonably expected to occur with respect to any Plan; (vi) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which adversely impact such qualification; and (vii) there is no pending audit or investigation by the U.S. Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other applicable governmental agency or any non-U.S. regulatory agency with respect to any Plan. Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, there has not occurred nor is there reasonably likely to occur a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or any of its Subsidiaries in the current fiscal year of the Company and such Subsidiaries compared to the amount of such contributions made in the Company’s and such Subsidiaries’ most recently completed fiscal year. None of the Company or any of its Subsidiaries have or have had any “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) with respect to any Plan or otherwise.

(hh) The Company and its subsidiaries and their respective properties, assets and operations are, and have been, in compliance with, and the Company and each of its subsidiaries hold all Governmental Licenses required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such Governmental Licenses would not, individually or in the aggregate, have a Material Adverse Effect; there are no past or present events, conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to, except as described in the Registration Statement, General Disclosure Package and Prospectus, give rise to any material capital expenditure, costs or liabilities to the Company or any of its subsidiaries under, or to interfere with or prevent compliance by the Company or any of its subsidiaries with, Environmental Laws; except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there is no proceeding that is pending or threatened against the Company or any of the Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries (i) is the subject of any investigation; (ii) has received any notice or claim; (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding; (iv) is bound by any judgment, decree or order or (v) has entered into any settlement, contract, or other agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or investigation or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, Governmental License, or other binding requirement, or common law, relating to health, safety, pollution or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Material” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(ii) In the ordinary course of their business, the Company and each of its subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective businesses, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or Governmental License, any related constraints on operating activities and any potential liabilities to third parties), and such reviews have not identified any incidents, facts, or other matters that would reasonably be expected to have a Material Adverse Effect.

(jj) All United States federal income tax returns of the Company and the Significant Subsidiaries required by law to be filed have been filed and all income taxes shown by such returns or otherwise assessed, which are due and payable (taking into account all valid extensions), have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided in accordance with GAAP. The Company and the Significant Subsidiaries have filed all other material tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other tax law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due and payable (taking into account all valid extensions) pursuant to such returns or pursuant to any assessment received by the Company and the Significant Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company in accordance with GAAP.

(kk) The Company and its subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is the Company reasonably deems adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their respective businesses; all such insurance (other than D&O insurance) is fully in force on the date hereof and all such insurance (including D&O insurance) will be fully in force at the Time of Delivery and each Additional Time of Delivery, if any; neither the Company nor of its subsidiaries has reason to believe that it will not be able to (i) renew any such insurance as and when such insurance expires or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted at a cost that would not reasonably be expected to result in a Material Adverse Effect.

(ll) Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the General Disclosure Package or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, except for any such termination or non-renewal that would not reasonably be expected to result in a Material Adverse Effect.

(mm) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of the financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(nn) The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies (as such term is defined in Rule 1-02(a)(4) of Regulation S-X under the Securities Act), if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and (iii) all “material weaknesses” (as such term is defined in Rule 1-02(a)(4) of Regulation S-X under the Securities Act) of the Company, each of which, have been identified to the Company’s independent registered public accountants and are disclosed in the Registration Statement (excluding the exhibits thereto), each preliminary prospectus and the Prospectus; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(oo) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, the Company and its subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder.”

(pp) Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(qq) Any statistical or market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate, and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(rr) None of ARKO Parent, the Company or any of their respective subsidiaries nor, to the knowledge of ARKO Parent and the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of ARKO Parent, the Company or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and ARKO Parent and the Company and, to the knowledge of ARKO Parent and the Company, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ss) The operations of ARKO Parent, the Company and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the U.S. Bank Secrecy Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), and the applicable anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority, body or any arbitrator or non-governmental authority involving ARKO Parent, the Company or any their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to ARKO Parent’s or the Company’s knowledge, threatened.

(tt) None of ARKO Parent, the Company nor any of their respective subsidiaries, nor any director, officer or employee, nor to ARKO Parent’s and the Company’s knowledge, any agent, affiliate, representative or other person acting on behalf of ARKO Parent, the Company or their respective subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is: (i) the subject of any economic, financial or trade sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union (the “EU”), His Majesty’s Treasury, the Swiss Secretariat of Economic Affairs, or any other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized, or resident in a country or territory that is the subject of a U.S. government embargo (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran and North Korea) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”).

(uu) None of ARKO Parent, the Company nor any of their respective subsidiaries, have, since April 24, 2019, engaged in, are currently engaged in, nor knowingly will engage in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject of Sanctions or with any Sanctioned Country.

(vv) The Company will not, directly or indirectly, use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available the proceeds of the offering of the Shares contemplated hereby to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is the subject of Sanctions, or in any Sanctioned Country; or (ii) in any other manner that will result in a violation of Sanctions by any Person (including any Underwriter).

(ww) The Company acknowledges that, in accordance with the requirements of the USA Patriot Act, the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

(xx) None of the Company’s subsidiaries is currently prohibited, directly or indirectly, including without limitation under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company or any of their respective direct or indirect parent companies any loans or advances to such subsidiary or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as disclosed in the Registration Statement, General Disclosure Package and Prospectus.

(yy) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the immediate family members of any of them.

(zz) The issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(aaa) The Company has not received any notice from the Nasdaq regarding the delisting of the Class A Common Stock from the Nasdaq.

(bbb) Except pursuant to this Agreement, neither the Company nor any of its subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

(ccc) Neither the Company nor any of its subsidiaries nor any of their respective directors or officers, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or result in a violation of Regulation M under the Exchange Act.

(ddd) There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the General Disclosure Package and the Prospectus which have not been described as required.

(eee) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(fff) To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 10% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date on which the Registration Statement was initially confidentially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the General Disclosure Package and the Prospectus.

(ggg) Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”); (ii) neither the Company nor its subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (iii) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(hhh) The Company has not offered, or caused the Representatives or Raymond James to offer, Reserved Shares to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of its affiliates to alter the customer’s or supplier’s level or type of business with any such entity or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its affiliates, or their respective businesses or products.

(iii) The Company and each of its subsidiaries are, and have been in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations governing the receipt, collection, use, storage, registration of databases, processing, sharing, security disposal, disclosure, safeguarding, security or transfer (including cross-border) of personal information that is collected, processed or shared by or otherwise subject to the control of the Company (collectively, “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and each of its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (the “Policies”). To the extent required by Privacy Laws, the Company provides accurate notice of its Policies to its customers, employees, third party vendors and representatives. The Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter and such Policies do not contain any material omissions of the Company’s then-current privacy practices. “Personal Data” means (i) a natural persons’ name, street address, telephone number, email address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; and (iii) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. During the period commencing five years prior to this Agreement (the “Relevant Period”), none of such disclosures made or contained in any of the Policies have been inaccurate, misleading, deceptive or in violation of any Privacy Laws or Policies in any material respect. The execution, delivery and performance by the Company of this Agreement, each of the Transaction Documents or any other agreement referred to in this Agreement will not result in a breach of any Privacy Laws or Policies. During the Relevant Period, neither the Company nor any of its subsidiaries, (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice, subject to exceptions that individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposed any obligation or liability under any Privacy Law.

(jjj) Neither the Company nor any of its subsidiaries is a “covered foreign person,” as that term is defined in 31 C.F.R. § 850.209. The consummation of the transactions contemplated by this Agreement and the Transactions will not result in the establishment of a covered foreign person or the engagement by a “person of a country of concern,” as defined in 31 C.F.R. § 850.221, in a covered activity, as that term is defined in 31 C.F.R. § 850.208. Neither the Company nor any of its subsidiaries currently engage, or have plans to engage, directly or indirectly, in a covered activity.

(kkk) The statements set forth in each of the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Cash dividend policy,” “Business—Environmental and Other Government Regulations,” “Business—Legal Proceedings,” “Description of certain indebtedness,” “Description of capital stock,” “Certain relationships and related party transactions,” and “Material U.S. federal income tax considerations,” insofar as they purport to summarize the provisions of the laws, regulations, agreements, documents or legal or governmental proceedings referred to therein, are accurate summaries of such laws, regulations, agreements, documents or proceedings in all material respects. The Common Stock (including the Shares) conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. All agreements between the Company or any of its subsidiaries and any other party expressly referenced in the Registration Statement, the General Disclosure Package and the Prospectus are legal, valid and binding obligations of the Company or such subsidiary, as applicable, enforceable against the Company or such subsidiaries, as applicable, as appropriate, in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(lll) Each of the statements made by the Company in the Registration Statement and the General Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act, including (but not limited to) any statements with respect to projected results of operations, estimated cash available for distributions/dividends and future cash distributions/dividends of the Company, and any statements made in support thereof or related thereto under the heading “Cash Dividend Policy,” or the anticipated ratio of Net Debt to Adjusted EBITDA, was made or will be made with a reasonable basis and in good faith.

(mmm) The Contribution Agreements will be legally sufficient to transfer or convey to the Company all of the right, title and interest of the transferor stated therein and to the ownership interests, assets and rights purported to be transferred thereby, as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except to the extent described in the Registration Statement, the General Disclosure Package and the Prospectus. Except as described in the Registration Statement and the most recent preliminary prospectus, the Company, upon consummation of the transactions contemplated by the Contribution Agreements, will directly or indirectly succeed in all material respects to the business, assets, properties, liabilities and operations with respect to the Contributed Businesses.

In addition, any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4. Certain Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 4(b), will comply with the requirements of Rule 430A, and will notify the Representatives promptly, and confirm the notice in writing (which may be electronic mail), (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof as promptly as possible.

(b) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Securities Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives notice of any filings made pursuant to the Exchange Act within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Time of Delivery and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, if requested, without charge and upon request, three (3) signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and three (3) signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge and upon request, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Blue Sky Qualifications. If required by applicable law, the Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may reasonably designate and to maintain such qualifications in effect so long as required to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f) Compliance with FINRA Rules. The Company hereby agrees that it will ensure that the Reserved Shares will be restricted as required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. Raymond James will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters or Raymond James, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Shares, the Company agrees to reimburse the Underwriters and Raymond James for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

(g) Rule 158. The Company will timely file (which may be satisfied by filing with the Commission via EDGAR) such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(h) Reporting Requirements. The Company, during the period when a Prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act.

(i) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(j) Listing. The Company will use its best efforts to effect and maintain the listing of the Class A Common Stock (including the Shares) on the Nasdaq.

(k) Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-1 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l) Testing-the-Waters Materials. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(m) Payment of Expenses. The Company will pay or cause to be paid all costs, fees and expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Prospectus, each Issuer Free Writing Prospectus and any amendments or supplements thereto, and any reasonable costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing and word processing of this Agreement, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including not more than $15,000 of related legal fees and filing fees and other disbursements of counsel for the Underwriters) and delivery of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the Nasdaq and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by FINRA, including not more than $50,000 of related legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters (including, for the avoidance of doubt, fees and disbursements of counsel for the QIU incurred in its capacity as “qualified independent underwriter”), (vii) all costs and expenses of the Underwriters and Raymond James, including the fees and disbursements of counsel for the Underwriters and counsel for Raymond James, in connection with matters related to the Reserved Shares which are designated by the Company for sale to Invitees, (viii) the fees and disbursements of the Company’s counsel, accountants and other advisors, (ix) the fees and disbursements of any transfer agent or registrar for the Shares, (x) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the representatives and officers of the Company and any such consultants (provided that the travel and lodging expenses of the Underwriters shall be paid for by the Underwriters), and 50% of the cost of any aircraft and other transportation chartered in connection with the road show (the remaining 50% of the cost of such aircraft and other chartered transportation to be paid for by the Underwriters; and the Company shall not be responsible for any aircraft or other transportation chartered by any Underwriter without the Company’s prior written consent), (xi) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC, (xii) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto, and (xiii) any other costs, fees and expenses incident to the performance of the Company’s other obligations hereunder.

(n) Rule 433. The Company will comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act;

(o) Lock-Up Agreement. Beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Representatives, the Company will not (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to the Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to the Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or any other securities of the Company that are substantially similar to the Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each preliminary prospectus and the Prospectus, (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each preliminary prospectus and the Prospectus, (D) the filing of any registration statement on Form S-8 relating to any shares of Common Stock issued pursuant to existing employee benefits plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (E) any shares of Common Stock or other securities (including securities convertible into shares of Common Stock) in connection with the acquisition by the Company or any of its subsidiaries of the securities, businesses, properties or other assets of another person or entity or pursuant to any employee benefit plan assumed by the Company in connection with any such acquisition or (F) any shares of Common Stock or other securities (including securities convertible into shares of Common Stock) in connection with joint ventures, commercial relationships or other strategic transactions; provided that, in the case of clauses (E) and (F), the aggregate amount of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (on an as-converted, as-exercised, or as-exchanged basis) that the Company may sell or issue or agree to sell or issue shall not exceed 10% of the total number of shares of Common Stock of the Company issued and outstanding immediately following the completion of the transactions contemplated by this Agreement.

(p) Lock-Up Releases. The Company will announce the Underwriters’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-Up Agreement, by issuing, through a major news service, a press release, that is satisfactory to the Representatives promptly following the Company’s receipt of any notification from the Representatives in which the Underwriters indicate such intention, but in any case not later than the close of the second business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representatives, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-Up Agreement in the form set forth as Exhibit A hereto.

(q) Press Releases and Press Conferences. Prior to the Time of Delivery or any Additional Time of Delivery, as the case may be, the Company will provide you with reasonable advance notice of and opportunity to comment on any press release or other communication relating to the offering of the Shares, the Company or any of its subsidiaries (in each case not made in the ordinary course of business) and hold no press conferences with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, and to issue no such press release or communications or hold such press conference without your prior consent, which consent may not be unreasonably withheld, conditioned or delayed.

(r) Stabilization and Manipulation. The Company will not, and will cause its subsidiaries and other affiliates not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(s) Transfer Agent and Registrar. For so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Class A Common Stock.

(t) Certification Regarding Beneficial Owners. The Company will deliver to the Representatives, on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as the Representatives may reasonably request in connection with the verification of the foregoing certification.

5. Reimbursement of the Underwriters’ Expenses. If, after the execution and delivery of this Agreement, the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(l) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6. Conditions of the Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Time of Delivery and, if applicable, at the Additional Time of Delivery, the performance by the Company of its covenants and other obligations hereunder, and to the following additional conditions precedent:

(a) The Company shall furnish to you at the Time of Delivery and, if applicable, at the Additional Time of Delivery, an opinion and negative assurance letter of Greenberg Traurig, P.A., counsel for the Company, addressed to the Underwriters, and dated the Time of Delivery or the Additional Time of Delivery, as the case may be, in form and substance reasonably satisfactory to the Representatives.

(b) [Reserved.]

(c) You shall have received from Grant Thornton LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus, the Time of Delivery and, if applicable, the Additional Time of Delivery, and addressed to the Underwriters, in the form and substance satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(d) You shall have received at the Time of Delivery and, if applicable, at the Additional Time of Delivery, the favorable opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated the Time of Delivery or the Additional Time of Delivery, as the case may be, in form and substance reasonably satisfactory to the Representatives.

(e) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

(f) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and, at the Time of Delivery, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, threatened by the Commission; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A. Prior to and at the Time of Delivery, and, if applicable, the Additional Time of Delivery, (i) none of the Registration Statement, any preliminary prospectus, the Prospectus and all amendments or supplements thereto shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; (ii) no General Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iii) none of the Issuer Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(g) [Reserved].

(h) At the Time of Delivery and, if applicable, at the Additional Time of Delivery, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated the Time of Delivery or the Additional Time of Delivery, as the case may be, to the effect that (i) each has reviewed the Registration Statement, each preliminary prospectus, the Prospectus, the General Disclosure Package and each Issuer Free Writing Prospectus, (ii) there has been no such material adverse change, (iii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the date thereof, (iv) the Company has performed all of its covenants and other obligations under this Agreement as are to be performed at or before the date thereof, and (v) the conditions set forth in paragraph (e) of this Section 6 of this Agreement have been met.

(i) The Company will, at the date hereof, at the Time of Delivery and, if applicable, at each Additional Time of Delivery, deliver to you a certificate of its Chief Financial Officer, dated the date hereof, the Time of Delivery or the Additional Time of Delivery, as the case may be, in form and substance reasonably satisfactory to the Representatives, giving “management comfort” with respect to certain financial data contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) The Representatives shall have received each of the signed Lock-Up Agreements referred to in Section 3(bb) hereof, and each such Lock-Up Agreement shall be in full force and effect at the Time of Delivery and the Additional Time of Delivery, as the case may be.

(k) On or prior to the Time of Delivery, each of the Transactions shall have been consummated, or will be consummated upon the issuance of the Shares and the payment thereof in accordance with the terms of this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus and the Company shall have provided evidence reasonably satisfactory to the Representatives evidencing such consummation, including the satisfaction of any consents, notices or filings required in connection therewith.

(l) On or prior to the Time of Delivery, each of the Transaction Documents shall have been executed in accordance with the terms of this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus and the Company shall have provided the Underwriters execution copies thereof.

(m) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus as of the Time of Delivery and, if applicable, the Additional Time of Delivery, as you may reasonably request .

(n) The Shares shall have been approved for quotation on the Nasdaq, subject only to notice of issuance at or prior to the Time of Delivery or the Additional Time of Delivery, as the case may be.

(o) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the Nasdaq; (B) a suspension or material limitation in trading in the Company’s securities on the Nasdaq; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Significant Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Securities Act.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(p), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Time of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9. Indemnity and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission made in reliance upon and in conformity with the Underwriter Information, (ii) any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, any Testing-the-Waters Communications, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arises out of or is based upon any omission or alleged omission to state a material fact in such preliminary prospectus, Issuer Free Writing Prospectus, Testing-the-Waters Communications, General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or Marketing Materials necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission made in reliance upon and in conformity with the Underwriter Information, and will reimburse each “indemnified party” (defined below) for any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending against any loss, damage, expense, liability, claim, action, litigation, investigation or proceeding whatsoever (whether or not such indemnified party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such fees and expenses are incurred.

Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company also agrees to indemnify, defend and hold harmless UBS, its partners, directors, officers and members, any person who controls UBS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of UBS, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which UBS or any such person may incur as a result of UBS’s participation as a “qualified independent underwriter” within the meaning of FINRA Rule 5121 in connection with the offering of the Shares.

(b) In connection with the offer and sale of the Reserved Shares, the Company agrees to indemnify and hold harmless the Underwriters, their Affiliates and selling agents and each person, if any, who controls any Underwriter or Raymond James within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Shares have been offered, (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any other material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Shares which have been orally confirmed for purchase by any Invitee by 9:00 A.M. (New York City time) on the first business day after the date of the Agreement or (iv) related to, or arising out of or in connection with, the offering of the Reserved Shares.

(c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, to the same extent as the indemnity set forth in paragraph (a) above but only insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission made in reliance upon and in conformity with the Underwriter Information.

(d) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the retention of counsel reasonably satisfactory to such indemnified party, and pay all legal or other fees and expenses related to such Proceeding or incurred in connection with such indemnified party’s enforcement of subsection (a) of this Section 9; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability that such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to retain its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the retention of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, retained counsel to defend such Proceeding or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the fees or expenses, except as provided in the second paragraph of Section 9(a) above, of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters or UBS in its capacity as a “qualified independent underwriter,” as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, or the fee, if any, to be received by UBS in its capacity as a “qualified independent underwriter,” as the case may be, bear to the aggregate public offering price of the Shares. The relative fault of the Company, on the one hand, and of the Underwriters or UBS in its capacity as a “qualified independent underwriter,” as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters or UBS in its capacity as a “qualified independent underwriter,” as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(f) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(g) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communications or the General Disclosure Package (in each case, including any amendment or supplement thereto).

10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 11 Madison Avenue, New York, New York 10010, Attention: Equity Syndicate and to Raymond James & Associates, Inc. at 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: General Counsel, GEIB, with copy to GEIBLegal@raymondjames.com; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 8565 Magellan Parkway, Richmond Virginia 23227, Attention: Maury Bricks, General Counsel and Secretary or by email at      .

11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or has undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement, the Transactions or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby, the Transactions or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters). The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement, the Transactions or any matters leading up to such transactions.

15. Counterparts and Electronic Signatures. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

16. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

17. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 17, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, §47.2 or §382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

18. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,

ARKO PETROLEUM CORP.

By:
Name: Arie Kotler
Title: Chief Executive Officer

By:
Name: Jordan Mann
Title: Chief Financial Officer

[Signature page to Underwriting Agreement]

Accepted and agreed to as of the date first above written, on behalf of themselves and as Representatives of the other several Underwriters named in Schedule A

UBS SECURITIES LLC
RAYMOND JAMES & ASSOCIATES, INC.

By: UBS SECURITIES LLC

By:
Name:
Title:

By:
Name:
Title:

RAYMOND JAMES & ASSOCIATES, INC.

By:
Name:
Title:

[Signature page to Underwriting Agreement]

SCHEDULE A

Underwriter	Number of Firm Shares		Number of Additional Shares
UBS Securities LLC	[	⚫ ]	[	⚫ ]
Raymond James & Associates, Inc.	[	⚫ ]	[	⚫ ]
Stifel, Nicolaus & Company, Inc.	[	⚫ ]	[	⚫ ]
Mizuho Securities USA LLC	[	⚫ ]	[	⚫ ]
Capital One Securities, Inc.	[	⚫ ]	[	⚫ ]

Total	[	⚫ ]	[	⚫ ]

SCHEDULE B-1

Issuer General Use Free Writing Prospectuses

[None.]

SCHEDULE B-2

Pricing Information

Price per share to the public: $[ ⚫ ]

Number of Firm Shares offered: [ ⚫ ]

Number of Additional Shares offered: [ ⚫ ]

SCHEDULE B-3

Written Testing-the-Waters Communications

[ ⚫ ]

SCHEDULE C

The Transaction Documents.

•	Management Services Agreement, dated [ ⚫ ], by and between the Company and ARKO Corp.

•	Amended and Restated Omnibus Agreement, dated [ ⚫ ], by and among the Company, ARKO Corp., GPM Petroleum LP, GPM Petroleum GP, LLC, GPM Petroleum, LLC, GPM Empire, LLC and GPM Investments, LLC.

•	Employee and Intercompany Matters Agreement, dated [ ⚫ ], by and among the Company, ARKO Corp., Arko Convenience Stores, LLC, GPM Investments, LLC, and certain subsidiaries and affiliates.

•	Third Amended, Restated and Consolidated Fuel Distribution Agreement, dated [ ⚫ ], by and among GPM Petroleum, LLC, GPM Empire, LLC, and GPM Investments, LLC.

•	Tax Matters Agreement, dated [ ⚫ ], by and between the Company and ARKO Corp.

•	Contribution Agreement, dated [ ⚫ ], by and between the Company and Arko Convenience Stores, LLC.

•	Registration Rights Agreement, dated [ ⚫ ], by and among the Company, ARKO Corp. and Arko Convenience Stores, LLC.

SCHEDULE D

Significant Subsidiaries of ARKO Petroleum Corp. prior to the consummation of the Transactions

None

Significant Subsidiaries of ARKO Petroleum Corp. immediately after giving effect to the consummation of the Transactions

•	GPM Petroleum LP

•	GPM Petroleum GP, LLC

•	GPM RE LP

•	GPM Empire, LLC

•	GPM Petroleum, LLC

•	GPM Transportation Company, LLC

EXHIBIT A

Form of Lock-Up Agreement

[ ⚫ ], 2026

UBS Securities LLC

Raymond James & Associates, Inc.

As Representatives of the several Underwriters

to be named in Schedule A to the Underwriting Agreement

referred to herein

c/o UBS Securities LLC

11 Madison Avenue

New York, New York 10010

c/o Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by ARKO Petroleum Corp., a Delaware corporation (the “Company”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, for whom UBS Securities, LLC (“UBS”) and Raymond James & Associates, Inc. are acting as representatives (together, the “Representatives”) with respect to the public offering (the “Offering”) of class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of the Representatives, (i) sell, offer to sell, contract or agree to sell, lend, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Class A Common Stock or class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, and together with Class A Common Stock, the “Common Stock”) or any other securities of the Company that are substantially similar to the Common Stock (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a stock option or warrant), or any securities convertible into or exchangeable or exercisable for, or any stock option warrants or other rights to purchase (collectively, the “Lock-up Securities”), the foregoing, (ii) enter into any hedging, swap, loan or any other arrangement or any transaction (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward or any other derivative transaction or instrument, however described or defined) that transfers to another, in whole or in part, any of the economic benefits or consequences of ownership of the Lock-up Securities, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to the registration of the offer and sale of Class A Common Stock as contemplated by the Underwriting Agreement and the sale of the Class A Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-up Securities without the prior written consent of the Representatives, as described below, provided that (i) each donee, devisee, trustee, distributee, or transferee, as the case may be, agrees in writing to be bound by the terms of this Lock-Up Agreement to the same extent as if such party were a party hereto, and provides prior written notice thereof to the Representatives, (ii) any such transfer shall not involve a disposition for value, (iii) such transfers are not required to be reported during the Lock-Up Period with the Commission on Form 4 or Form 5 in accordance with Section 16(a) of the Exchange Act, or, in the case of clause (a), (b), (c) and (d) below, any such required filing shall clearly indicate in the footnotes thereto that the filing relates to circumstances described in such a clause, and (iv) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(a)	as a bona fide gift or gifts, including, without limitation, to a charitable organization or educational institution, or for bona fide estate planning purposes;

(b)

by will, testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” of the undersigned shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin of the undersigned);

(c)	by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;

(d)	pursuant to an order of a court or regulatory agency having jurisdiction over the undersigned;

(e)

to any corporation, partnership, limited liability company or other entity of which the undersigned or the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(f)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a) through (e) above;

(g)

to any immediate family member or any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or one or more immediate family members of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(h)

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to limited partners, limited liability company members or stockholders of the undersigned or holders of similar equity interests in the undersigned;

(i)

the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period (as the same may be extended pursuant to the provisions hereof); provided further, that neither the undersigned nor the Company is required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period and neither otherwise voluntarily effects any such public filing or report regarding such Rule 10b5-1 Plan;

(j)

to the Company upon the undersigned’s death, disability or termination of employment or other service relationship with the Company; provided that such shares of Common Stock were issued to the undersigned pursuant to an agreement or equity award granted pursuant to an employee benefit plan, option, warrant or other right disclosed in the prospectus for the Offering; or

(k)

transfers of the undersigned’s Lock-up Securities pursuant to bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-up Securities shall remain subject to the provisions of this Lock-Up Agreement.

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Commission or otherwise, and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

If the undersigned is an officer or director of the Company, (whether as of the date hereof or at the time of receiving any shares of Common Stock), the Representatives agree, at least three business days prior to the release or waiver of any of the foregoing restrictions with respect to the Lock-up Securities of the undersigned, including, for the avoidance of doubt, any security of the Company acquired by the undersigned from the Company in the Offering, (i) the Representatives will notify the Company of the impending release or waiver and (ii) the Company has agreed, or will agree, to announce such impending release or waiver through a major news service in the event that the Company fails to make such announcement in accordance with its obligations under the Underwriting Agreement; provided, however, that no such notification or announcement shall be required, given or made where the release or waiver is effected solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of this Lock-Up Agreement. Any such release or waiver granted hereunder shall only be effective two business days after such announcement is made by the Company or the Representatives.

The undersigned acknowledges and agrees that the underwriters have neither provided any recommendation or investment advice nor solicited any action from the undersigned with respect to the Offering of the Class A Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the underwriters are not making a recommendation to you to enter into this Lock-Up Agreement and nothing set forth in such disclosures is intended to suggest that any underwriter is making such a recommendation.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this Lock-Up Agreement. The undersigned understands that the Company and the underwriters are relying upon this Lock-Up Agreement in proceeding toward the consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Class A Common Stock.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

In the event that a Representative withdraws or is terminated from, or declines to participate in, the Offering, all references in this Lock-Up Agreement to the Representatives shall refer to the remaining Representatives. If all Representatives withdraw, are terminated from or decline to participate in the Offering, all references in this Lock-Up Agreement to the Representatives shall refer to the lead left book runner in the Offering (“Replacement Entity”), and in such event, any written consent, waiver or notice given or delivered in connection with this Lock-Up Agreement by or to such Replacement Entity shall be deemed to be sufficient and effective for all purposes under this Lock-Up Agreement.

Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement will automatically terminate and the undersigned will be released from all of their or its obligations hereunder upon the earliest to occur, if any, of the following: (i) prior to the execution of the Underwriting Agreement, the Company advises the Representatives in writing that it has determined not to proceed with the Offering, (ii) the Company files an application with the Commission to withdraw the registration statement relating to the Offering, (iii) the Underwriting Agreement is executed but is terminated (other than with respect to the provisions thereof which survive termination) prior to payment for and delivery of the Class A Common Stock to be sold thereunder or (iv) [ ⚫ ], 2026 in the event that the Offering shall not have occurred on or before such date (provided that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to an additional 90 days).

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Lock-Up Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Lock-Up Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Lock-Up Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Lock-Up Agreement will constitute due and sufficient delivery of such counterpart.

Very truly yours,

[NAME OF STOCKHOLDER / OFFICER/ DIRECTOR]

By:
Name:
Title:

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)
(Indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity.)

EXHIBIT B

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

1.	Arko Convenience Stores, LLC

2.	Arie Kotler

3.	Jordan Mann

4.	Maury Bricks

5.	Carlos Maurer

6.	Kirk T. Rogers

7.	Avram (Avi) Friedman

8.	Andrew Heyer

9.	Sherman Edmiston